SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

CONTINENTAL FUELS, INC.
---------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Nevada	33-33042	22-3161629
-----------------------	------------------	-------------------------
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

9901 IH 10 West, Suite 800, San Antonio, Texas 78230
------------------------------------------------------------
(Address of Principal Executive Offices)

(210) 558-2800
-------------------------------------------------------------
(Registrant's Telephone Number, including area code)

------------------------------------------------------------------------------
(Former Name or Former Address, if changed since last report)

Section 9. Financial Statement and Exhibits.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Continental Fuels, Inc. (the
"Registrant") with the Securities and Exchange Commission on December 17, 2007 (the "Original Report"), by
which the Registrant reported, amongst other things, the acquisition by the Registrant of all the capital stock of Geer
Tank Trucks, Inc., a privately held Texas corporation, which is defined below as the "Business Acquired".

(a) Financial Statements of the Business Acquired

The following financial statements are filed as part of this amendment:

Index to Financial Statements of Business Acquired	Page

Registered Independent Auditors Report	4

Financial Statements
Balance Sheets	5-6
Statements of Operations	7
Statements of Changes in Stockholders' Equity	8
Statements of Cash Flows	9-10

Summary of Significant Accounting Policies	11-12

Notes to Financial Statements	13-14

(b) Pro Forma Financial Information

The following pro forma financial information is filed as part of this amendment:

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Fuels, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2008

CONTINENTAL FUELS, INC.

By: /s/	Timothy Brink
Timothy Brink
CEO, President, Treasurer

3

KBL, LLP™
Certified Public Accountants & Advisors

Registered Independent Auditors' Report

To the Stockholder
Geer Tank Trucks, Inc.
Jacksboro, TX

We have audited the accompanying balance sheet of Geer Tank Trucks, Inc. as of December 19, 2007, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from January 1, 2007 to December 19, 2007, and for the year ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Geer Tank Trucks, Inc. as of December 19, 2007, and the results of its operations, changes in stockholders' equity, and its cash flows for the period from January 1, 2007 to December 19, 2007, and for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

KBL, LLP
KBL, LLP
Certified Public Accountants and Advisors

February 18, 2008

1

110 Wall Street, 11th Floor, New York, NY 10005 **212.785.9700**

4

5

6

7

8

GEER TANK TUCKS, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 1, 2007
TO DECEMBER 19, 2007

Cash flows from operating activities	
Net income	$ 460,515
Adjustments to reconcile net income to net cash provided by operating activities:	
Depreciation	356,678
Changes in operating assets and liabilities:	
Decrease in accounts receivable	719,891
Decrease in miscellaneous receivables	6,325
Decrease in prepaid expenses	49,696
Decrease in deferred income taxes	46,191
Increase in inventory	(12,501)
Increase in accounts and accrued expenses payable	2,387,580
Increase in royalties payable	654,196
Increase in state oil taxes payable	102,364
Increase in income taxes payable	156,131
Net cash provided by operating activities	**4,927,066**
Cash flows used in investing activities	
Purchases of property, plant and equipment	(719,669)
Net cash used in investing activities	**(719,669)**
Cash flows provided by financing activities	
Proceeds from insurance note	105,096
Repayment of truck note payable	(225,013)
Net cash used in financing activities	**(119,917)**
Net increase in cash and cash equivalents	**4,087,480**
Cash and cash equivalents, beginning of year	891,692
Cash and cash equivalents, end of year	**$ 4,979,172**

Supplementary disclosures of cash flow information	
Cash paid during the year for:	
Interest expense	$ 14,626
Income taxes	$ 12,701

See registered independent auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

6

9

GEER TANK TUCKS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
DECEMBER 31, 2006

Cash flows from operating activities		
Net loss	$	(85,783)
Adjustments to reconcile net loss to net cash used in operating activities:		
Depreciation		231,829
Changes in operating assets and liabilities:		
Increase in accounts receivable		(284,565)
Increase in miscellaneous receivables		(6,825)
Increase in prepaid expenses		(151,724)
Increase in deferred income taxes		(46,191)
Increase in inventory		(32,442)
Decrease in accounts and accrued expenses payable		(3,271)
Increase in royalties payable		131,594
Increase in state oil taxes payable		2,965
Net cash used in operating activities		**(244,413)**
Cash flows used in investing activities		
Purchases of property, plant and equipment		(484,322)
Net cash used in investing activities		**(484,322)**
Cash flows provided by financing activities		
Proceeds from truck note payable		225,013
Net cash provided by financing activities		**225,013**
Net decrease in cash and cash equivalents		**(503,722)**
Cash and cash equivalents, beginning of year		1,395,414
Cash and cash equivalents, end of year	**$**	**891,692**
Supplementary disclosures of cash flow information		
Cash paid during the year for:		
Interest expense	$	699
Income taxes	$	161,808

See registered independent auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

7

10

11

12

13

GEER TANK TRUCKS, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in several financial institutions located in Texas. At December 19, 2007 the Company's cash and cash equivalents exceeded federally insured limits by an aggregate of $4,877,917.

Revenue for 2007 and 2006 includes sales to one customer that represent more than 94% of the total revenue of the Company.

NOTE 4 – SUBSEQUENT EVENT

On December 19, 2007, Continental Fuels, Inc. ("Continental"), a Texas based publicly held company, completed a stock purchase transaction pursuant to the terms and conditions of a stock purchase agreement dated December 11, 2007 whereby Continental purchased one hundred percent (100%) of the outstanding capital stock of the Company for an aggregate purchase price of $5,500,000 (the "Purchase Price"). The Purchase Price was paid by Continental in cash. Continental intends to operate the Company as its wholly owned subsidiary.

See registered independent auditors' report, and the accompanying summary of significant accounting policies. *11*

14

UNAUDITED PRO FORMA
CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Acquisition of the Capital Stock of Geer Tank Trucks, Inc.

On December 19, 2007, Continental Fuels, Inc. (the "Company" or "Continental") completed its previously announced acquisition of Geer Tank Trucks, Inc. ("Geer"), a privately held Texas corporation, pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of December 11, 2007 (the "SPA"), whereby Continental purchased one hundred percent (100%) of the outstanding capital stock of Geer, for an aggregate purchase price of
$5,500,000. The purchase price was paid by Continental in cash. Continental financed the acquisition with the proceeds of a Term Loan from Sheridan.

As part of the terms of the Stock Purchase, at the closing of the Stock Purchase transaction Messrs. Kamal Abdallah,
Christopher McCauley and Timothy Brink were each appointed to the board of directors of Geer Tank to fill vacancies on that board caused by the resignations of previous board members. Mr. Brink is the Company's Chief
Executive Officer and a member of its board of directors, and Messrs. Abdallah and McCauley are each members of the Company's board of directors.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of
Continental included in our Annual Report filed on Form 10-KSB/A for the year ended December 31, 2006 filed on
May 18, 2007 and our Quarterly Report filed on Form 10-Q for the nine months ended September 30, 2007 filed on
November 9, 2007. In addition, this pro forma information should be read in conjunction with the financial statements for Geer for the year ended December 31, 2006 and for the period ended December 19, 2007, included within this Form 8-K.

The following unaudited pro forma balance sheet has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the December 19, 2007 acquisition of Geer and the financing raised in connection with the acquisition as if the acquisition and financing occurred on January 1, 2007. The pro forma balance sheet combines the consolidated balance sheet of Continental as of September 30, 2007, which is included on Form 10-Q, with the Geer balance sheet as of December 19, 2007 as a Geer balance sheet as of
September 30, 2007 was not available. We do not believe that the balances as of September 30, 2007 would not have been materially different.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2007 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the
December 19, 2007 acquisition of Geer as if the transaction occurred on January 1, 2007. The pro forma statement of operations combines the consolidated results of operations of Continental for the nine months ended September 30,
2007 with the results of operations of Geer for September 30, 2007, respectively. Geer's statement of operations for the nine months ended September 30, 2007 was prorated from Geer's December 19, 2007 statement of operations as no statement was available for the nine months ended September 30, 2007. Pro forma adjustments include interest on the Sheridan loan relating to the Geer acquisition, amortization of financing costs and accretion expense relating to the warrant liability to Sheridan.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the December 19,
2007 acquisition of Geer as if the transaction occurred on January 1, 2006. The pro forma statement of operations combines the consolidated results of operations of Continental for the year ended December 31, 2006 with the results of operations of Geer for the year ended December 31, 2006. Pro forma adjustments include interest on the Sheridan loan relating to the Geer acquisition, amortization of financing costs and accretion expense relating to the warrant liability to Sheridan.

15

Under the purchase method of accounting, the estimated cost of approximately $5,500,000 to acquire Geer, plus financing costs, was allocated to Geer's underlying net assets in proportion to their respective fair values. As more fully described in the notes to the pro forma consolidated financial statements, a preliminary allocation of the excess of the purchase price over the book value of the net assets acquired has been made to goodwill. At this time, the work needed to provide the basis for estimating these fair values, and amortization periods, has not been completed.
As a result, the final allocation of the excess of purchase price over the book value of the net assets acquired could differ materially. Accordingly, a change in the amortization period would impact the amount of annual amortization expense.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Geer been consummated as of the dates specified above.

16

UNAUDITED CONSOLIDATED BALANCE SHEET
	(A)	(C)
	CFUL	Geer
	As of	As of
	September 30,	December 19,		Proforma
	2007	2007	(O)	Adjustments		Total

ASSETS
Current Assets:
Cash	$425,566	$4,979,172		(1,978,472)	(J)	$3,426,266
Accounts receivable	2,351,618	2,956,625		-		5,308,243
Inventory	132,497	119,050		-		251,547
Prepaid expenses	50,891	126,567		-		177,458
Goodwill	-	-		3,281,490	(F)	3,281,490
						-
Total Current Assets	2,960,572	8,181,414		1,303,018		12,445,004
Property and equipment, at cost, net of accumulated
depreciation of $18,755 and $4,263,583, respectively	1,614,997	1,527,666		-		3,142,663

OTHER ASSETS
Surety bonds	48,400	-		-		48,400
Deposits towards pending oil distribution acquisition	100,000	-		-		100,000
Rent security deposit	4,901	-		-		4,901
Other deposits	-	-		-		-

TOTAL ASSETS	$4,728,870	$9,709,080		$1,303,018		$15,740,968

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Line of credit payable	$1,800,000	-		-		$1,800,000
Accounts and accrued expenses payable	1,180,430	7,490,570		-		8,671,000
Bank overdraft	-	-		-		-
Notes and loans payable:
Others	1,050,000	-		-		1,050,000
Related parties:
UPDA and certain of its wholly-owned subsidiaries, net of
loss on recapitalization of $2,736,541 (reserve for liabilities to UPDA parent
with payment contingent on future profitability of Continental)	2,295	-		-		2,295
Other relationships	400,000	-		-		400,000
Other liabilities	33,970	-		-		33,970
Total current liabilities	4,466,695	7,490,570		-		11,957,265

Long-term Liabilities:
Loan Payable - Sheridan term loan	-	-		5,500,000	(D)	3,479,988
				(961,859)	(K)
				240,465	(L)
				(1,731,491)	(M)
				432,873	(N)
Total Long-term liabilities	-	-		3,479,988		3,479,988

25% minority interest in Agencia Fiduciaria Aequitas N.V. (Continental A.V.V.) subsidiary	2,328	-		-		2,328
Minority Interest	2,328	-		-		2,328

TOTAL LIABILITIES	4,469,023	7,490,570		3,479,988		15,439,581

STOCKHOLDERS' EQUITY (DEFICIT)
Series A convertible preferred stock - $.001 par value; 500,000 shares
authorized at September 30, 2007	48	-		-		48
Common stock (1,000,000 shares $1 par value voting Class A authorized)	-	14,000		(14,000)	(E)	-
Common stock (1,000,000 shares $1 par value non-voting Class B authorized)	-	126,000		(126,000)	(E)	-
Common stock - $.001 par value; 900,000,000 shares authorized;
80,043,219 issued and outstanding at September 30, 2007	80,043	-		-		80,043
Common stock to be issued of 21,436,678 shares	21,437	-		-		21,437
Additional paid-in capital	111,625,080	-		1,731,491	(M)	113,356,571
Accumulated deficit	(111,466,761)	2,078,510		(2,078,510)	(E)	(113,156,712)
				(1,689,951)	(J)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	259,847	2,218,510		(2,176,970)		301,387
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,728,870	$9,709,080		$1,303,018		$15,740,968

17

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
	(A)	(C)
	CFUL	Geer
	For the Nine	For the Nine
	Months Ended	Months Ended
	September 30,	September 30,	Proforma
	2007	2007	Adjustments		Total

REVENUE
Product revenue	$17,440,493	$32,612,973	$-		$50,053,466

COST OF SALES					-
Cost of product revenue	15,516,847	29,827,621	-		45,344,468
GROSS PROFIT	1,923,646	2,785,352	-		4,708,998

General & administrative expenses:
Consulting fees and services	520,477	-	-		520,477
Payroll and related benefits	274,093	-	-		274,093
Selling and marketing expenses	525,000	-	-		525,000
General & administrative expenses	649,742	2,267,594	-		2,917,336
Total operating expenses	1,969,312	2,267,594	-		4,236,906

INCOME (LOSS) FROM OPERATIONS	(45,666)	517,758	-		472,092

Other income (expense):
Interest expense, net	(304,547)	29,708	618,750	(H)	550,161
			206,250	(I)
Amortization of deferred loan costs	-	-	240,465	(L)	240,465
Accretion expense	-	-	432,873	(N)	432,873
Debt conversion costs	(91,056,436)	-	-		(91,056,436)
Gain on sale of Company net assets to a former officer/director
predecessor entity	114,963	-	-		114,963
Other expense	(650)	-	-		(650)
Total other income (expenses)	$(91,246,670)	$29,708	$1,498,338		$(89,718,624)

Loss before provision for income taxes	(91,292,337)	547,466	1,498,338		(89,246,533)
Provision for income taxes	-	(191,613)	191,613	(G)	-
Net loss	(91,292,337)	355,853	1,689,951		(89,246,533)
Add, 25% minority interest in net loss of Agencia Fiduciaria Aequitas
N.V. (Continental A.V.V.) subsidiary	(2)	-	-		(2)
NET INCOME (LOSS) AFTER MINORITY INTEREST	(91,292,339)	355,853	1,689,951		(89,246,535)

Basic and diluted net loss per weighted-average shares common stock	$(1.12)				$(1.09)

Weighted-average number of shares of common stock outstanding	81,723,576				81,723,576

18

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
	(B)	(C)
	CFUL	Geer
	For the Twelve	For the Twelve
	Months Ended	Months Ended
	December 31,	December 31,	Proforma
	2006	2006	Adjustments		Total

REVENUE
Product revenue	$90,076	$43,759,162	$-		$43,849,238

COST OF SALES
Cost of product revenue	58,614	41,130,977	-		41,189,591
GROSS PROFIT	31,462	2,628,185	-		2,659,647

General & administrative expenses:
Consulting fees and services	-	-	-		-
Payroll and related benefits	1,012,660	-	-		1,012,660
Selling and marketing expenses	513,611	-	-		513,611
General & administrative expenses	2,385,590	2,797,154	-		5,182,744
Total operating expenses	3,911,861	2,797,154	-		6,709,015

INCOME (LOSS) FROM OPERATIONS	(3,880,399)	(168,969)	-		(4,049,368)
					-
Other income (expense):					-
Interest expense, net	(83,968)	36,995	825,000	(H)	1,053,027
			275,000	(I)
Amortization of deferred loan costs	-	-	320,620	(L)	320,620
Accretion expense	-	-	577,164	(N)	577,164
Debt conversion costs	-	-	-		-
Gain on sale of Company net assets to a former officer/director
predecessor entity	-	-	-		-
Other expense	-	-	-		-
Total other income (expenses)	$(83,968)	$36,995	$1,997,784		$1,950,811

Loss before provision for income taxes	(3,964,367)	(131,974)	-		(4,096,341)
Provision for income taxes	-	46,191	(46,191)	(G)	-
Net loss	(3,964,367)	(85,783)	(46,191)		(4,096,341)
Add, 25% minority interest in net loss of Agencia Fiduciaria Aequitas
N.V. (Continental A.V.V.) subsidiary	-	-	-		-
NET LOSS AFTER MINORITY INTEREST	(3,964,367)	(85,783)	(46,191)		(4,096,341)

Basic and diluted net loss per weighted-average shares common stock	$(3.82)				$(3.95)

Weighted-average number of shares of common stock outstanding	1,036,940				1,036,940

Notes for Pro forma Financial Statements
(A) Information derived from the Company's 9/30/2007 10QSB.
(B) Information derived from the Company's 12/31/2006 10KSB.
(C) Information derived from the 12/19/2007 audited financial statements of Geer.
(D) The long-term loan payable to Sheridan is based on the repayment schedule per the terms of the Sheridan loan entered into by Continental to acquire Geer.
(E) This adjustment is based on the reversal of Geer's equity after the Geer was purchased by Continental.
(F) Goodwill is based on the liability assumed by Continental less the elimination of Geer's equity and retained earnings.
(G) There is no tax expense as Continental has net operating loss carry forwards.
(H) This interest expense is based on the terms of the Sheridan $5,500,000 loan of 15% per year.
(I) This interest expense is based on the terms of the Sheridan $5,500,000 loan of payment-in-kind interest of 5% per year.
(J) Cash is adjusted for the P&L pro forma adjustments, i.e. for interest expense, less loan origination costs, loan amortization expense and accretion expense that are recorded in the P&L but do not affect cash.
(K) This adjustment is to record the loan origination costs associated with the Sheridan term loan.
(L) This adjustment is to record amortization of loan origination costs for 1 year.
(M) This adjustment is to record the warrant liability for the value of the warrant to purchase 5,500,000 shares of Continental's common stock that was issued to Sheridan as consideration for the loan.
(N) This adjustment is to record accretion expense on the warrant liability in item (M).
(O) The December 19, 2007 Geer balance sheet was used as a September 30, 2007 balance sheet was not available. However, the balances would not be materially different.

19